Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jay Cross, certify that:

1.	I am the Chief Financial Officer of Sonnet BioTherapeutics Holdings, Inc. (the “Issuer”).

2.	Attached to this certification is the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Report”) filed by the Issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

August 14, 2024	/s/ Jay Cross
Jay Cross
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)